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                                                                   EXHIBIT 10(a)
                                                                   -------------

                              AMENDING AGREEMENT
                              ------------------

          THIS AGREEMENT, dated as of July 30, 1997, is made by and between INTERTAN CANADA LTD., a corporation existing under the laws of the Province of Alberta ("ICL"), INTERTAN U.K. LIMITED, a limited liability company existing under the laws of England ("IUK"), INTERTAN, INC. a corporation existing under the laws of Delaware ("InterTAN"), CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian chartered bank ("CIBC"), as Agent and the Lenders from time to time listed on the signature pages hereof.

          WHEREAS the parties hereto entered into a credit agreement dated as of May 6, 1994 whereby the Lenders established certain credits in favour of the Borrowers which agreement was amended by Amending Agreement as of April 25, 1995 and further amended by Amending Agreement dated as of March 1, 1996, Amending Agreement dated as of June 25, 1996, Amending Agreement dated as of September 11, 1996 and Amending Agreement dated as of February 11, 1997 (together referred to as the "Credit Agreement");

          AND WHEREAS the parties wish to further amend the Credit Agreement;

          NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

1.        INTERPRETATION. In this Agreement, defined terms shall have the
          --------------
meaning given in the Credit Agreement.

2.        AMENDMENTS.
          ----------

    (a)   The definition of Repayment Date is amended to read as follows:

          "REPAYMENT DATE" means August 14, 1998, or such later date as may be from time to time applicable pursuant to Section 3.5.

    (b)   Section 11.1(m) is amended to read as follows:

          (m) Cash Interest Coverage Ratio
              ----------------------------

               InterTAN will have a Cash Interest Coverage Ratio calculated at the end of each period set out below of not less than (i) 1.25:1 for the nine month period ending March 31, 1994 and the twelve month periods ending June 30, 1994 and September 30, 1994, (ii) 1.50:1 for the twelve month period ending December 31, 1994, (iii) 1.05:1 for the twelve month period ending March 31, 1996, 1.25:1 for the twelve month period ending June 30, 1996, .90:1 for the twelve month period ending September 30, 1996, (iv) 1.0:1 for the twelve month periods ending December 31, 1996 and March 31, 1997, 1.05:1 for the twelve month period ending June 30, 1997, (v) 1.25:1 for each twelve month period ending September 30, 1997 and December 31, 1997, and (vi) 1.50:1 for each twelve month period ending each March 31, June 30, September 30 and December 31 thereafter.
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                                       2


3.        AMENDMENT FEE. The Borrower shall pay to the Agent for the benefit of
          -------------
the Lenders, upon execution and delivery of this Agreement, a fee for the amendment of the Credit Agreement equal to 0.15 percent of the amount of the Credits, to be dispersed to the Lenders according to their pro rata shares.

4.        CONTINUING EFFECT. Each of the parties hereto acknowledges and agrees
          -----------------
that the Credit Agreement as amended by this Agreement shall be and continue in full force and effect.

5.        COUNTERPARTS. This Agreement may be executed in counterparts, each of
          ------------
which will be deemed to be an original and which together will constitute one and the same agreement.

          IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date and year first above written.

                CANADIAN IMPERIAL BANK OF COMMERCE, AS AGENT


                By:   /s/ G. Bond
                     ----------------------------------
                Authorized Officer:


                CANADIAN IMPERIAL BANK OF COMMERCE, AS LENDER


                By:  /s/ H.D. Chataway
                     ----------------------------------
                                     AUTHORIZED OFFICER


                BANK BOSTON, N.A., AS U.K. ADMINISTRATIVE AGENT AND
                AS A LENDER



                By:  /s/ Judith C. E. Kelly
                    ----------------------------------
                Authorized Officer:  Vice President



                LLOYDS BANK PLC


                By:  /s/ J.N. Mortell
                 ----------------------------------
                Authorized Officer:  Corporate Manager
                                     Corporate Banking
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                                       3

                CREDIT LYONNAIS CANADA


                By:  /s/ C. M. Stade
                     --------------------------------------
                Authorized Officer:  Vice President
                                     Corporate Banking

                By:  /s/ David J. Farmer
                     ----------------------------------------
                Authorized Officer:  First Vice-President and
                                     Manager, Central Region


                INTERTAN CANADA LTD.


                By:  /s/ James G. Gingerich
                     ----------------------------------------
                Name:  James G. Gingerich
                Title:  Vice President


                INTERTAN, INC.


                By:  /s/ James T. Nichols
                     ----------------------------------------
                Name: James T. Nichols
                Title:  President & CEO


                INTERTAN U.K. LIMITED


                By:  /s/ James T. Nichols
                     ----------------------------------------
                Name:  James T. Nichols
                Title:  Director